Subsequent Events	6 Months Ended
Jun. 30, 2014
SUBSEQUENT EVENTS [Abstract]
Subsequent Events
NOTE 17 — SUBSEQUENT EVENTS

On July 25, 2014 Navios Partners agreed to acquire two South Korean-built container vessels for a total cash consideration of $117,700. The vessels are chartered out for minimum four years, for $34.266 net per day per vessel. The vessels are expected to be delivered in the fourth quarter of 2014.

On July 24, 2014, the Board of Directors of Navios Partners authorized its quarterly cash distribution for the three month period ended June 30, 2014 of $0.4425 per unit. The distribution is payable on August 13, 2014 to all holders of record of common and general partner units on August 8, 2014. The aggregate amount of the declared distribution is anticipated to be $35,474.